SEMIANNUAL REPORT











                      INVESCO GLOBAL HEALTH SCIENCES FUND









                                 APRIL 30, 2000







                          [INVESCO ICON] INVESCO FUNDS

                         A MEMBER OF THE AMVESCAP GROUP

TABLE OF CONTENTS

Letter From The Chairman . . . . . . . . . . . . . . . .3

Review & Outlook . . . . . . . . . . . . . . . . . . . .5

10 Largest Common Stock Holdings . . . . . . . . . . . .9

Financial Statements . . . . . . . . . . . . . . . . . .9

Notes To Financial Statements . . . . . . . . . . . . .19

Financial Highlights . . . . . . . . . . . . . . . . . 24

Other Information. . . . . . . . . . . . . . . . . . . 25

Trustees And Officers. . . . . . . . . . . . . . . . . 28

Shareholder Information. . . . . . . . . . . . . . . . 29

                                      INVESCO GLOBAL HEALTH SCIENCES FUND
                                 For the 6 Months               For the 12 Months Ended 10/31
                                 Ended 4/30/2000      1999       1998       1997       1996       1995
--------------------------------------------------------------------------------------------------------
Net Asset Value--
   Total Return(1)(4)                   7.05%(2)     4.90%     20.74%     18.60%     20.10%     49.52%
Share Price--Total Return(1)(4)         3.83%(2)     4.74%     40.29%     32.98%     15.25%     47.50%
Total Distributions                      $1.4246   $4.0846    $3.9248    $4.4727      $0.00      $0.00

Total Net Assets--
   End of Period (000)                    $689.6    $678.0     $586.3     $526.2     $455.8     $379.5
Ratio of Expenses
  to Average Net Assets              0.58%(2)(3)  1.20%(3)   1.21%(3)   1.22%(3)      1.21%      1.33%
Portfolio Turnover Rate                  126%(2)      129%        87%       145%        91%       105%

(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(2) BASED ON OPERATIONS FOR THE PERIOD SHOWN AND, ACCORDINGLY,
    ARE NOT REPRESENTATIVE OF A FULL YEAR.
(3) RATIO IS BASED ON TOTAL EXPENSES OF THE FUND, WHICH IS BEFORE ANY EXPENSE OFFSET ARRANGEMENTS.
(4) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

                            LETTER FROM THE CHAIRMAN

DEAR SHAREHOLDER:

     U.S. markets have been very volatile over the past six months as investors weighed the risk of higher interest rates against positive news on earnings. European markets also rose despite the the weakness in the euro. The Asian markets continued to recover; however, prospects for Japan remained clouded by the country's uncertain political future and its dependence on exports to the United States.

     Against this backdrop, major U.S. indexes ended 1999 on a strong note, and rose to new heights early in 2000. Gains were led by soaring New Economy shares, as growth stocks continued to outperform value stocks. At the same time, small- and mid-cap stocks posted healthy gains, outpacing large-cap stocks for the first time in years. Biotechnology and technology stocks were among the main beneficiaries of investor enthusiasm, supported by their positive long-term industry fundamentals and their perceived immunity to interest rate pressures.

     The dominance of New Economy stocks came to an end in March, however, after concern over high valuations led to a rotation into more traditional Old Economy stocks. A renewed focus on fundamentals also led investors to favor large-cap companies at the expense of developing businesses. Amid this correction, biotech shares sold off after a flood of new biotech issues dried up market liquidity and pressured valuations. President Clinton's stated opposition to granting patent protection to genetic discoveries also weighed heavily on biotech shares.

FUND  PERFORMANCE

     For the six months ended April 30, 2000, the fund had a total return of 7.05% based on net asset value, and a return of 3.83% based on market price. For the cumulative three-year period ended April 30, 2000, the fund had a total return of 55.07% based on net asset value, and 76.08% based on stock price performance. Of course, past performance is no guarantee of future results.

     Despite its strong performance, INVESCO Global Health Sciences Fund continues to trade at a discount to net asset value. Nonetheless, this discount has narrowed from year-end 1999 levels and remains lower than that of its two closed-end peers. The fund paid two distributions in the six-month period ended April 30, 2000, in conjunction with its 2.5% managed distribution policy.

     INVESCO Global Health Sciences Fund continues to trade in line with the health care sector. Our performance over the period benefited from our decision to boost our biotech weighting late in 1999, which enabled us to participate in the February rally. Because we felt that the sharp run-up in share prices left us overweighted in the biotech area, we subsequently began trimming our exposure. Unfortunately, we did not scale back our positions fast enough to escape the March sell-off in biotech shares, which hurt our results later in the period.

      GRAPH:  INVESCO GLOBAL HEALTH SCIENCES FUND
      MONTHLY DISCOUNT/PREMIUM 1/31/95 - 4/30/00

      This line graph illustrates the monthly discount/premium for INVESCO Global Health Sciences Fund for the period 1/31/95 to 4/30/00.

     Our   performance  was  aided,   however,   by  our  weighting  in  leading
pharmaceutical stocks, which investors favored later in the period for their greater earnings visibility and stability.

     We expect world markets to remain volatile in the near-term. Nonetheless, we believe this kind of environment can work to our advantage, providing opportunities to add to our favorite names. We believe our focus on leading companies with strong earnings potential will leave us well positioned to take advantage of any improvement in the health sciences area. We also believe it will heighten investors' preference for the kinds of fast-growing, highly profitable companies in which we invest.

Sincerely,


/s/ Mark H. Williamson

Mark H. Williamson
Chairman

                                                       A REPORT FROM THE MANAGER
REVIEW & OUTLOOK

Despite recent volatility, we have maintained our core philosophy of investing in companies that we believe exhibit strong fundamentals, represent a good investment value and will deliver consistent returns to our investors. For the six-month period ended April 30, 2000, the fund had market returns of 3.83%, while the NAV appreciated 7.05%. (Of course, past performance is no guarantee of future results.)

Volatility can be harrowing for shareholders, but it can also work in our favor. Challenging periods such as these often allow us add to our favorite names when they are trading at attractive valuations. For this reason, we have increased our cash balance, which leaves us with "dry powder" to put to work as opportunities arise.

In the following paragraphs, we summarize our views for each of the health care sub-sectors in which the fund invests.

BIOTECHNOLOGY
Biotechnology stocks staged a significant rally over the past six months and, even with the recent sell-off, the AMEX Biotechnology Index rose 85.9% during this period. The industry outperformed all other health care sub-sectors in 1999, and its outperformance continued through the early part of this year, with the Index reaching an all-time high of 794.53% on March 6, 2000. Performance has been fueled by robust sales growth, strong earnings performance, and a significant number of product introductions.

GRAPH:  MATURATION OF THE BIOTECH PIPELINES
        BIOTECH THERAPUETIC PRODUCTS APPROVED OR LIKELY TO BE APPROVED

        This bar graph illustrates the number of biotech products approved or likely to be approved for the period of 1982 to 2001.

Another important factor has been investor interest in the fields of genomics and monoclonal antibodies. The Human Genome Project, which involves mapping the entire human genome, has been underway for several years and is now nearing completion. This prospect has fueled performance of biotechnology stocks, particularly shares in human genome companies.

On March 14, however, comments by President Clinton appeared to cast doubt on private companies' rights to patent their genomic discoveries. This triggered an aggressive sell-off in biotech shares. We believe the announcement was misinterpreted and that the sell-off was an overreaction. The mapping of the human genome is only the first step in a complex and potentially lucrative discovery process. The real breakthroughs will lie in the potential discoveries or synthesis of related compounds. Companies focusing their efforts on taking the genetic information and developing patentable products are poised to benefit from these advances.

Despite the recent volatile performance of biotech companies, we believe their fundamentals remain strong. Within the industry, there is an unprecedented number of products in Phase II and Phase III trials, as well as several anticipated launches for 2000. Biotech companies with marketed products are experiencing both revenue and earnings growth. There is also high growth potential for the industry as a number of genomics companies shift from genome mapping to product development. Both Human Genome Sciences and Millennium Pharmaceuticals, the top genomics holdings in our portfolio, are moving beyond genome mapping to focus on product discoveries and pipeline development. Genetech Inc. and MedImmune Inc., both current holdings in the portfolio, are also excellent examples of the potential in this area. They display strong fundamentals and solid product pipelines that indicate product releases at evenly spaced intervals, which should help produce consistent earnings growth.

GRAPH:    GLOBAL HEALTH SCIENCES

          This line graph compares the value of a $10,000 investment in INVESCO Global Health Sciences Fund's share price and net asset value to the value of a $10,000 investment in the S&P Health Care Composite Index, assuming in each case reinvestment of dividends and capital gain distributions, for the period beginning October 1991 and ending April 30, 2000.

PHARMACEUTICALS
Our exposure to large-cap pharmaceutical companies helped to offset the volatility in biotech stocks in recent months. One factor driving recent pharmaceutical share performance has been an acceleration in mergers and acquisitions (M&A) activity, which should foster stronger product pipelines and increased research and marketing resources.

The mergers include:
o Pharmacia & Upjohn's recent merger with Monsanto Co.
o Warner Lambert Co.'s pending merger with Pfizer Inc.
o SmithKline Beecham's pending merger with Glaxo Wellcome PLC

Nonetheless, the earnings outlook for traditional pharmaceutical companies remains clouded by uncertainty over Medicare reform, a lack of new products, and expiring patents on a number of drugs.

MEDICAL DEVICES AND SUPPLY
Performance in the medical devices industry lagged in 1999, largely because of a slowdown in the defibrillator and pacemaker markets. This year, however, we are experiencing a re-acceleration in this group. The Cardiac Rhythm Management
(CRM) market is experiencing growth from new products and technologies. The two main players in this market -- and two key portfolio holdings -- include Medtronic Inc. and Guidant Corp. Medtronic is the leading firm in the design, development, and manufacturing of defibrillators and pacemakers. It is leveraging its implantable platform to create devices to treat other chronic conditions, such as Parkinson's disease and urinary incontinence. Guidant is the leading company in the design, development and manufacturing of products used in cardiology and vascular intervention surgery. Guidant has considerable market share in the CRM market. It is anticipating increased earnings growth, supported by the launch of its new TriStar stent and Prizm defibrillator.

PRIVATE PLACEMENTS
Because of our closed-end fund structure, we are able to invest up to 25% of assets in private placements or restricted securities. We believe that our experience and success with private placements are key factors differentiating our fund from other Health Sciences funds.

The pie chart below contains the following:

PORTFOLIO HOLDINGS % OF NET ASSETS
4/30/00

CASH & CASH EQUIVALENTS         10.33%
HEALTH CARE DELIVERY             1.46%
BIOTECHNOLOGY                   43.23%
PHARMACEUTICALS                 34.56%
MEDICAL DEVICES & SUPPLIES      10.42%

When investing in private placements, we strive to identify promising young companies with the potential to make significant, commercially viable contributions to the health care system. Investing in private placements helps us identify possible future industry trends, while enabling us to examine cutting-edge technology before it is recognized by the broader market. Investments in private placements remain a core component of our holdings.

Since our last report, we have participated in a number of private placement opportunities:
o NOVEMBER -- The fund made two new private placement investments. The first was a follow-on investment in Masimo Corp., and the second was a private investment in public equity (PIPE) transaction, Transkaryotic Therapies.
o DECEMBER -- The fund purchased additional shares of Caresoft Inc. Series A Preferred Stock and a Caresoft Inc. Bridge note. The Physicians' Online/Mediconsult merger was completed and shares were exchanged.
o JANUARY -- The fund purchased additional Orchid Biocomputer in a final private financing round before the stock went public. The fund also
     purchased   Trimeris  Inc.,  in  a  PIPE  deal.
o FEBRUARY -- The fund participated in a number of PIPE deals, including Titan Pharmaceuticals, Targeted Genetics, Amylin Pharmaceuticals and DUSA Pharmaceuticals.
o MARCH -- The fund participated in a number of PIPE transactions, including Pharmacopeia Inc., Physiometrix Inc., DUSA Pharmaceuticals and NPS Pharmaceuticals. The fund also participated in additional investments in private companies, including Caresoft Inc., Doubletwist Inc., Genomica Corp., Targeted Genectics and Structural Bioinformatics.
o    APRIL -- The fund participated in a private investment in Athersys Inc.

We expect to increase assets in private placements over the long-term, because we believe these securities provide the potential for significant capital appreciation. On the other hand, our selection criterion includes a viable and timely exit strategy. We will remain extremely selective in our choice of private placement investments.

LOOKING FORWARD
We believe the outlook for the health care sector remains strong. The recurring themes of favorable demographics and improved product cycles driven by new technology are very much intact, particularly in the growth segments of the sector. Nonetheless, we believe that volatility remains a near-term risk. Consequently, as we look to reinvest cash, we will focus on fundamentally strong companies with good management, solid capital structures, and a promising mix of marketable drugs and late-stage product development.

Our near-term emphasis is on the stability provided by traditional, high-quality pharmaceutical companies, as we work to raise our pharmaceutical exposure to a market-neutral position. We are also upbeat on the recent consolidation in the drug industry, particularly the merger between Warner-Lambert Co. and Pfizer Inc., two of our holdings, which will form a research and marketing powerhouse. In the biotech area, we will focus on companies such as Genentech Inc. and MedImmune Inc. that already have commercial products that support revenue and earnings growth, good management, solid capital structures, and a promising pipeline of late-stage product development.

/s/ John R. Schroer

John R. Schroer
Vice President

TEN LARGEST COMMON STOCK HOLDINGS

INVESCO GLOBAL HEALTH SCIENCES FUND
APRIL 30, 2000
UNAUDITED

                                                                  PERCENT OF
DESCRIPTION                                      VALUE            NET ASSETS
--------------------------------------------------------------------------------
Warner-Lambert Co                          $34,886,377                 5.06%
Forest Laboratories                         23,898,969                  3.47
MedImmune Inc                               21,303,675                  3.09
ImClone Systems                             20,171,060                  2.92
American Home Products                      19,765,639                  2.87
COR Therapeutics                            19,534,475                  2.83
Guidant Corp                                18,110,419                  2.63
Amgen Inc                                   18,082,400                  2.62
Medtronic Inc                               17,879,640                  2.59
Genentech Inc                               17,655,300                  2.56
================================================================================
Total                                     $211,287,954                30.64%
================================================================================

Composition of holdings is subject to change.

STATEMENT OF INVESTMENT SECURITIES
INVESCO GLOBAL HEALTH SCIENCES FUND
APRIL 30, 2000
UNAUDITED

                                                        COUNTRY                 SHARES OR
                                                        CODE IF                 PRINCIPAL
%     DESCRIPTION                                        NON US                    AMOUNT               VALUE
---------------------------------------------------------------------------------------------------------------
79.72 COMMON STOCKS & WARRANTS
37.74 BIOTECHNOLOGY
      Abgenix Inc(a)                                                              174,700        $ 15,646,569
      Alexion Pharmaceuticals(a)                                                  202,190           9,022,729
      Alkermes Inc(a)                                                             110,240           5,870,280
      Amgen Inc(a)                                                                322,900          18,082,400
      Amylin Pharmaceuticals(a)(f)                                                325,000           3,052,969
      Celgene Corp(a)                                                             113,900           5,360,419
      Cell Therapeutics(a)                                                        260,400           4,036,200
      Celltech Group PLC(a)                                  UK                   217,685           3,583,464
      Cephalon Inc(a)                                                             131,100           7,374,375
      Chiron Corp(a)                                                              221,530          10,024,232
      Collateral Therapeutics(a)(f)                                               200,000           4,900,000
      COR Therapeutics(a)                                                         256,400          19,534,475
      Creative BioMolecules(a)                                                    474,200           3,652,822

                                                        COUNTRY                 SHARES OR
                                                        CODE IF                 PRINCIPAL
%     DESCRIPTION                                        NON US                    AMOUNT               VALUE
---------------------------------------------------------------------------------------------------------------
      Cubist Pharmaceuticals(a)                                                   175,900        $  5,650,787
      Ecogen Technologies I(a)(b)(f)                                                   60                   1
      Exelixis Pharmaceuticals(a)(f)                                              843,750          13,671,387
      Genentech Inc(a)                                                            150,900          17,655,300
      Genomica Corp Warrants (Exp 2003)(a)(b)(c)(f)                                76,646                   0
      GenoPlex Inc Warrants (Exp 2003)(a)(b)(c)(f)                                 60,000                   0
      IDEC Pharmaceuticals(a)                                                     198,100          12,678,400
      ILEX Oncology(a)                                                            233,000           5,592,000
      ImClone Systems(a)                                                          221,660          20,171,060
      Immunex Corp(a)                                                             234,800           9,245,250
      IVAX Corp(a)                                                                108,100           2,959,237
      Medarex Inc(a)                                                              241,060          12,776,180
      MedClone Trust(a)(c)(f)                                                     216,608                   0
      MedImmune Inc(a)                                                            133,200          21,303,675
      NPS Pharmaceuticals(a)                                                      310,000           4,030,000
      Pharmacopeia Inc(a)(f)                                                      120,000           4,441,500
      Protein Design Labs(a)                                                      154,670          15,699,005
      Targeted Genetics(a)                                                         37,800             314,212
      Targeted Genetics(a)(f)                                                     120,000             897,750
      Transkaryotic Therapies(a)                                                  164,200           4,915,738
      Trimeris Inc(a)(f)                                                          115,000           3,564,281
      Xenometrix Inc(a)(b)(f)                                                     215,485             230,300
===============================================================================================================
                                                                                                  265,936,997
0.29  HEALTH CARE DELIVERY
      Caresoft Inc
        Warrants (Exp 2000)(a)(b)(f)                                                    1                 125
        Warrants (Exp 2004)(a)(b)(f)                                               59,460                  59
      Mediconsult.com Inc(a)(f)                                                 1,166,757           1,910,565
      Mediconsult.com Inc Escrowed Shares(a)(f)                                   129,640             132,678
===============================================================================================================
                                                                                                    2,043,427
7.86  MEDICAL DEVICES & SUPPLIES
      AFx Inc Warrants (Exp 2001)(a)(b)(f)                                      1,000,000               1,000
      Guidant Corp(a)                                                             315,650          18,110,419
      Medtronic Inc                                                               344,253          17,879,640
      Orchid Biosciences Warrants (Exp 2004)(a)(b)(f)                             180,000             585,000
      PE Corp-PE Biosystems Group                                                 116,000           6,960,000
      Physiometrix Inc(a)(b)(f)                                                   370,370           5,249,995
      Physiometrix Inc Warrants (Exp TBA)(a)(b)(f)                                111,111                   1
      VidaMed Inc Warrants (Exp 2000)(a)(c)(f)                                    263,158                   0
      Waters Corp(a)                                                               69,800           6,631,000
===============================================================================================================
                                                                                                   55,417,055

                                                        COUNTRY                 SHARES OR
                                                        CODE IF                 PRINCIPAL
%     DESCRIPTION                                        NON US                    AMOUNT               VALUE
---------------------------------------------------------------------------------------------------------------
33.83 PHARMACEUTICALS
      Allergan Inc                                                                223,680        $ 13,169,160
      ALZA Corp(a)                                                                151,100           6,657,844
      American Home Products                                                      351,780          19,765,639
      Ares-Serono Group SA Series B Shrs                     SZ                     1,310           4,031,648
      AstraZeneca Group PLC Sponsored ADR
        Representing Ord Shrs                                                       2,600             109,525
      DUSA Pharmaceuticals(a)                                                     321,900           5,311,350
      Forest Laboratories(a)                                                      284,300          23,898,969
      Glaxo Wellcome PLC Sponsored ADR
        Representing 2 Ord Shrs                                                     7,800             489,938
      Human Genome Sciences(a)                                                    160,700          12,303,594
      Inhale Therapeutic Systems(a)                                               136,800           8,464,500
      Johnson & Johnson                                                           159,800          13,183,500
      Merck & Co                                                                  231,900          16,117,050
      Millennium Pharmaceuticals(a)                                               134,500          10,675,937
      Pfizer Inc                                                                  154,310           6,500,309
      Pharmacia Corp                                                              250,893          12,528,969
      Schering AG                                            GM                    82,750          11,726,267
      Schering-Plough Corp                                                        400,800          16,157,250
      SmithKline Beecham PLC Sponsored ADR
        Representing 5 Ord Shrs                                                     6,900             474,375
      Takeda Chemical Industries Ltd                         JA                   110,600           7,276,114
      Titan Pharmaceuticals(a)                                                    211,065           6,754,080
      Warner-Lambert Co(d)                                                        306,525          34,886,377
      Yamanouchi Pharmaceutical Ltd                          JA                   149,100           7,877,502
===============================================================================================================
                                                                                                  238,359,897
      TOTAL COMMON STOCKS & WARRANTS (Cost $479,075,081)                                          561,757,376
===============================================================================================================
8.15  PREFERRED STOCKS
4.57  BIOTECHNOLOGY
      Athersys Inc, Conv Pfd, Series F Shrs(a)(f)                                 416,666           5,000,000
      DoubleTwist Inc, Pfd, Series D Shrs(a)(f)                                 2,657,807           4,000,000
      Genomica Corp
        Pfd, Series A Shrs(a)(b)(f)                                             2,490,075           3,735,112
        Pfd, Series B Shrs(a)(b)(f)                                             1,899,865           2,849,797
        Pfd, Series C Shrs(a)(b)(f)                                             3,333,333           5,000,000
      GenoPlex Inc, Pfd, Series A Shrs(a)(b)(f)                                   610,520             610,521
      Ingenex Inc, Pfd, Series B Shrs(a)(f)                                       103,055              62,864
      MedClone Trust, Conv Pfd, Series G Shrs(a)(f)                               872,096             113,372
      Ontogeny Inc, Pfd, Series E Shrs(a)(f)                                    1,000,000           5,596,282

                                                        COUNTRY                 SHARES OR
                                                        CODE IF                 PRINCIPAL
%     DESCRIPTION                                        NON US                    AMOUNT               VALUE
---------------------------------------------------------------------------------------------------------------
      Osiris Therapeutics, Conv Pfd, Series C Shrs(a)(f)                          352,941        $  1,199,999
      Structural Bioinformatics, Pfd, Series D Shrs(a)(f)                         650,407           4,000,003
===============================================================================================================
                                                                                                   32,167,950
0.69  HEALTH CARE DELIVERY
      Caresoft Inc
        Pfd, Series A Shrs(a)(b)(f)                                             1,627,102           2,936,919
        Pfd, Series B Shrs(a)(b)(f)                                               238,640             430,745
      Physiome Sciences, Pfd, Series B Shrs(a)(b)(f)                              909,090           1,499,998
===============================================================================================================
                                                                                                    4,867,662
2.89  MEDICAL DEVICES & SUPPLIES
      Adeza Biomedical, Conv Pfd, Series II Shrs(a)(f)                            416,666           1,216,665
      Aerogen Inc, Pfd, Series D Shrs(a)(f)                                     1,142,858           2,000,001
      AFx Inc, Pfd, Series F Shrs(a)(b)(f)                                      1,500,000           3,000,000
      Instrumentation Metrics, Conv Pfd, Series C Shrs(a)(b)(f)                   500,000           5,057,500
      InterVentional Technologies, Pfd, Series F Shrs(a)(f)                       250,000           1,375,000
      Janus Biomedical, Conv Pfd, Series A Shrs(a)(f)                             400,000                   1
      Masimo Corp
        Pfd, Series C Shrs(a)(f)                                                  125,000           1,000,000
        Pfd, Series F Shrs(a)(f)                                                   15,909             174,999
      Orchid Biosciences
        Conv Pfd, Series C Shrs(a)(b)(f)                                          813,691           3,661,609
        Pfd, Series E Shrs(a)(b)(f)                                               645,189           2,903,350
===============================================================================================================
                                                                                                   20,389,125
      TOTAL PREFERRED STOCKS (Cost $54,407,606)                                                    57,424,737
===============================================================================================================
12.13 SHORT-TERM INVESTMENTS
0.44  CORPORATE BONDS
0.44  HEALTH CARE DELIVERY
      Caresoft Inc, Bridge Notes, 8.000%, 6/30/2000(b)(e)(f)                $   2,800,000           2,800,000
      Mediconsult.com Inc, Bridge Notes, 12.000%
        10/31/2000(e)(f)                                                    $     337,390             337,390
===============================================================================================================
        TOTAL CORPORATE BONDS (Cost $3,137,390)                                                     3,137,390
===============================================================================================================
11.69 COMMERCIAL PAPER
3.97  AUTOMOBILES
      Ford Motor Credit, 5.850%, 5/1/2000                                   $  28,000,000          28,000,000
===============================================================================================================
7.72  CONSUMER FINANCE
      American Express Credit, 6.020%, 5/4/2000                             $  21,370,000          21,370,000
      Household Finance, 5.950%, 5/3/2000                                   $  33,000,000          33,000,000
===============================================================================================================
                                                                                                   54,370,000
        TOTAL COMMERCIAL PAPER (Cost $82,370,000)                                                  82,370,000
===============================================================================================================
      TOTAL SHORT-TERM INVESTMENTS (Cost $85,507,390)                                              85,507,390
===============================================================================================================

                                                        COUNTRY                 SHARES OR
                                                        CODE IF                 PRINCIPAL
%     DESCRIPTION                                        NON US                    AMOUNT               VALUE
---------------------------------------------------------------------------------------------------------------
100.00  TOTAL INVESTMENT SECURITIES AT VALUE
        (Cost $618,990,077)
        (Cost for Income Tax Purposes $642,395,720)                                              $704,689,503
===============================================================================================================

(a)   Security is non-income producing.
(b)   Security is an affiliated company (See Notes).
(c)   Security has no market value at April 30, 2000.
(d)   Security has been designated as collateral for Short Sales.
(e)   Rate is subject to change. Rate shown reflects current rate.
(f)   The following are restricted securities at April 30, 2000:

SCHEDULE OF RESTRICTED OR ILLIQUID SECURITIES

                                                  ACQUISITION       ACQUISITION                             FAIR VALUE AS A
DESCRIPTION                                           DATE(S)              COST           FAIR VALUE        % OF NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Adeza Biomedical, Conv Pfd, Series II Shrs         12/21/1994       $   999,998          $  1,216,665                 0.18%
Aerogen Inc
  Pfd, Series D Shrs                                8/25/1998         2,000,001             2,000,001                  0.29
AFx Inc
  Pfd, Series F Shrs                                8/14/1998         3,000,000             3,000,000                  0.43
  Warrants (Exp 2001)                               8/14/1998             1,000                 1,000                  0.00
Amylin Pharmaceuticals                              2/24/2000         3,900,000             3,052,969                  0.44
Athersys Inc, Conv Pfd, Series F Shrs               4/17/2000         5,000,000             5,000,000                  0.73
Caresoft Inc, Bridge Notes
  8.000%, 6/30/2000                               12/20/1999-
                                                    3/13/2000         2,800,000             2,800,000                  0.40
  Pfd, Series A Shrs                               7/21/1997-
                                                    12/3/1999         1,986,250             2,936,919                  0.43
  Pfd, Series B Shrs                                2/25/1999           507,079               430,745                  0.06
  Warrants (Exp 2000)                              12/20/1999                 0                   125                  0.00
  Warrants (Exp 2004)                              2/25/1999-
                                                    4/30/1999                59                    59                  0.00
Collateral Therapeutics                             8/11/1999         3,150,000             4,900,000                  0.71
DoubleTwist Inc, Pfd, Series D Shrs                 2/18/2000         4,000,000             4,000,000                  0.58
Ecogen Technologies I                             11/16/1992-
                                                    1/28/1994           684,000                     1                  0.00
Exelixis Pharmaceuticals(a)                         4/17/2000         2,250,000            13,671,387                  1.98
Genomica Corp
  Pfd, Series A Shrs                                10/6/1997         1,500,000             3,735,112                  0.54
  Pfd, Series B Shrs                               10/9/1998-
                                                   12/16/1998         1,367,903             2,849,797                  0.41
  Pfd, Series C Shrs                                3/13/2000         5,000,000             5,000,000                  0.73
  Warrants (Exp 2003)                               10/9/1998                 0                     0                  0.00

SCHEDULE OF ILLIQUID SECURITIES (CONTINUED)

                                                  ACQUISITION       ACQUISITION                             FAIR VALUE AS A
DESCRIPTION                                           DATE(S)              COST           FAIR VALUE        % OF NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
GenoPlex Inc
  Pfd, Series A Shrs                               9/15/1997-
                                                    6/25/1998       $   610,521          $    610,521                 0.09%
  Warrants (Exp 2003)                               6/25/1998                 0                     0                  0.00
Ingenex Inc, Pfd, Series B Shrs                     9/27/1994           600,000                62,864                  0.01
Instrumentation Metrics, Conv Pfd
  Series C Shrs                                     2/25/1998         5,057,500             5,057,500                  0.73
InterVentional Technologies, Pfd
   Series F Shrs                                   10/19/1992         2,000,000             1,375,000                  0.20
Janus Biomedical, Conv Pfd
  Series A Shrs                                      3/2/1994         1,000,000                     1                  0.00
Masimo Corp, Pfd
  Series C Shrs                                     10/7/1998         1,000,000             1,000,000                  0.15
  Series F Shrs                                     9/14/1999           174,999               174,999                  0.03
MedClone Trust                                      9/30/1997           151,965                     0                  0.00
MedClone Trust, Conf Pfd
  Series G Shrs                                   10/21/1993-
                                                    7/20/1994         1,500,005               113,372                  0.02
Mediconsult.com Inc(b)                             12/31/1999         1,363,063             1,910,565                  0.28
Mediconsult.com Inc
  Bridge Notes, 12.000%, 10/31/2000                 6/10/1998           337,390               337,390                  0.05
  Escrowed Shrs(c)                                 12/31/1999           100,968               132,678                  0.02
Ontogeny Inc, Pfd, Series E Shrs                    3/13/1997         2,500,000             5,596,282                  0.81
Orchid Biosciences
  Conv Pfd, Series C Shrs                           3/27/1998         5,000,000             3,661,609                  0.53
  Pfd, Series E Shrs                               1/21/2000-
                                                    1/31/2000         2,903,350             2,903,350                  0.42
  Warrants (Exp 2004)                               5/24/1999                 0               585,000                  0.08
Osiris Therapeutics, Conv Pfd
  Series C Shrs                                    12/23/1994         1,199,999             1,199,999                  0.17
Pharmacopiea Inc                                     3/7/2000         7,560,000             4,441,500                  0.64
Physiome Sciences, Pfd, Series B Shrs               11/7/1997         1,499,998             1,499,998                  0.22
Physiometrix Inc(d)                                 2/29/2000         3,999,996             5,249,995                  0.76
Physiometrix Inc Warrants (Exp TBA)                 2/29/2000                 1                     1                  0.00
Structural Bioinformatics, Pfd
  Series D Shrs                                     3/24/2000         4,000,003             4,000,003                  0.58
Targeted Genetics                                    3/1/2000         1,680,000               897,750                  0.13
Trimeris Inc(d)                                      2/2/2000         4,657,500             3,564,281                  0.52
VidaMed Inc Warrants (Exp 2000)                     9/22/1997                 0                     0                  0.00
Xenometrix Inc(d)                                  7/20/1992-
                                                    12/2/1994     $   1,602,925          $    230,300                 0.03%
=============================================================================================================================
                                                                  $  88,646,473          $ 99,199,738                14.38%
=============================================================================================================================

(a)   Fair value represents 85% of the security's publicly traded value.
(b)   Fair value represents 80% of the security's publicly traded value.
(c)   Fair value represents 50% of the security's publicly traded value.
(d)   Fair value represents 90% of the security's publicly traded value.

SHORT SELLS

INVESCO GLOBAL HEALTH SCIENCES FUND
OPEN AT APRIL 30, 2000

                                                       CURRENT      UNREALIZED
                                                        MARKET    APPRECIATION
SECURITY                     SHARES     PROCEEDS         VALUE  (DEPRECIATION)
--------------------------------------------------------------------------------
Dendrite International      120,000   $3,614,253    $2,745,000     $   869,253
Novoste Corp                 30,000    1,151,212     1,230,000        (78,788)
================================================================================
                            150,000   $4,765,465    $3,975,000     $   790,465
================================================================================


SUMMARY OF INVESTMENTS BY COUNTRY

INVESCO GLOBAL HEALTH SCIENCES FUND
APRIL 30, 2000

                                                          % OF
                                       COUNTRY      INVESTMENT
COUNTRY                                   CODE      SECURITIES           VALUE
--------------------------------------------------------------------------------
Germany (not including ADR's)               GM           1.66%    $ 11,726,267
Japan (not including ADR's)                 JA            2.15      15,153,616
Switzerland (not including ADR's)           SZ            0.57       4,031,648
United Kingdom (not including ADR's)        UK            0.51       3,583,464
United States (includes ADR's)              US           95.11     670,194,508
================================================================================
                                                       100.00%    $704,689,503
================================================================================

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

INVESCO GLOBAL HEALTH SCIENCES FUND
APRIL 30, 2000
UNAUDITED

ASSETS
Investment Securities at Value (Cost $618,990,077)              $  704,689,503
Cash                                                                       486
Receivables:
  Investment Securities Sold                                        53,092,010
  Dividends and Interest                                               622,375
Prepaid Expenses and Other Assets                                      142,950
================================================================================
TOTAL ASSETS                                                       758,547,324
================================================================================

LIABILITIES
Payables:
  Investment Securities Purchased                                   64,588,034
  Securities Sold Short                                              3,975,000
Depreciation on Forward Foreign Currency Contracts                      96,056
Accrued Expenses and Other Payables                                    243,839
================================================================================
TOTAL LIABILITIES                                                   68,902,929
================================================================================
NET ASSETS AT VALUE                                             $  689,644,395
================================================================================

NET ASSETS
Paid-in Capital(a)                                              $  556,928,870
  Accumulated  Undistributed Net Investment Loss                   (2,425,191)
  Accumulated  Undistributed Net Realized Gain on Investment Securities
    and Foreign Currency Transactions                               49,471,067
  Net Appreciation of Investment Securities
    and  Foreign  Currency   Transactions                           85,669,649
================================================================================
NET ASSETS AT VALUE                                             $  689,644,395
================================================================================
NET ASSET VALUE PER SHARE                                       $        17.82
================================================================================

(a) The Fund has an unlimited number of authorized shares of common stock, par value of $0.01 per share, of which 38,705,515 were outstanding at April 30, 2000.

See Notes to Financial Statements

STATEMENT OF OPERATIONS

INVESCO GLOBAL HEALTH SCIENCES FUND
SIX MONTHS ENDED APRIL 30, 2000
UNAUDITED

INVESTMENT INCOME
INCOME
Dividends                                                       $    1,802,984
Interest                                                             1,829,844
  Foreign Taxes Withheld                                              (21,179)
================================================================================
TOTAL INCOME                                                         3,611,649
================================================================================

EXPENSES
Investment Advisory Fees                                             3,576,007
Administrative Fees                                                    369,708
Custodian Fees and Expenses                                             49,615
NYSE Listing Fee                                                        21,265
Professional Fees and Expenses                                         117,263
Transfer Agent Fees                                                     60,121
Trustees' Fees and Expenses                                             58,495
Reports to Shareholders                                                 58,972
Other Expenses                                                          15,947
================================================================================
  TOTAL EXPENSES                                                     4,327,393
  Fees and Expenses Paid Indirectly                                   (24,229)
================================================================================
     NET EXPENSES                                                    4,303,164
================================================================================
NET INVESTMENT LOSS                                                  (691,515)
================================================================================

REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENT  SECURITIES
Net Realized Gain on:
  Investment Securities                                             68,863,082
  Foreign Currency Transactions                                        796,194
  Short Sell Transactions                                            3,030,172
================================================================================
     Total Net Realized Gain                                        72,689,448
================================================================================
Change in Net Depreciation of:
  Investment Securities                                           (17,476,370)
  Foreign Currency Transactions                                    (1,659,747)
================================================================================
     Total Net Depreciation                                       (19,136,117)
================================================================================
NET GAIN ON INVESTMENT SECURITIES
  AND FOREIGN CURRENCY TRANSACTIONS                                 53,553,331
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                      $   52,861,816
================================================================================

See Notes to Financial Statements

STATEMENT OF CASH FLOW

INVESCO GLOBAL HEALTH SCIENCES FUND
SIX MONTHS ENDED APRIL 30, 2000

UNAUDITED

INCREASE (DECREASE) IN CASH
--------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Dividends and Interest Received,
  Net of Foreign Withholding Taxes                              $    3,513,645
Expenses Paid                                                      (4,442,731)
Sales Net of Purchases of Short-Term Portfolio Investments        (33,203,000)
Purchases of Long-Term Portfolio Investments                     (822,910,981)
Sales of Long-Term Portfolio Investments                           893,262,615
Proceeds of Securities Sold Short                                   27,484,526
Purchases of Short Sale Securities                                (22,247,594)
Realized Loss From Foreign Currency Transactions                      (96,056)
Other                                                                (112,408)
================================================================================
Net Cash Flows From Operating Activities                            41,248,016
================================================================================
CASH FLOWS USED FOR FINANCING ACTIVITIES:
Distributions Paid to Common Shareholders                         (41,247,599)
================================================================================
Net Increase in Cash                                                       417
Cash at Beginning of Year                                                   69
================================================================================
Cash at End of Year                                             $          486
================================================================================

RECONCILIATION OF NET INCREASE IN NET ASSETS FROM OPERATIONS
   TO NET CASH FLOWS FROM OPERATING ACTIVITIES
Net Increase in Net Assets from Operations                      $   52,861,816
================================================================================
Decrease in Investments                                             39,641,265
Net Realized Gain                                                 (72,689,448)
Decrease in Appreciation of Investment Securities                   19,136,117
Increase in Receivable for Investment Securities Sold             (51,282,995)
Increase in Payable for Investment Securities Purchased             50,661,675
Increase in Depreciation of Foreign Currency Transactions               96,056
Increase in Dividends and Interest Receivable                         (98,004)
Increase in Prepaid Expenses and Other Assets                        (112,408)
Increase in Accrued Expenses and Other Payables                      3,033,942
================================================================================
  Total Adjustments                                               (11,613,800)
================================================================================
Net Cash Flows From Operating Activities                        $   41,248,016
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
[CAPTION]

INVESCO GLOBAL HEALTH SCIENCES FUND

                                                       SIX MONTHS ENDED            YEAR  ENDED
                                                               APRIL 30             OCTOBER 31
------------------------------------------------------------------------------------------------
                                                                   2000                   1999
                                                              UNAUDITED
OPERATIONS
Net Investment Loss                                      $    (691,515)         $    (796,732)
Net Realized Gain on Investment Securities, Foreign
  Currency Transactions and Short Sale Transactions          72,689,448             78,958,795
Change in Net Depreciation of Investment Securities
  and Foreign Currency Transactions                        (19,136,117)           (16,145,445)
================================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                   52,861,816             62,016,618
================================================================================================

DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                       (2,654,362)                      0
Net Realized Gain on Investment Securities and
  Foreign Currency Transactions                            (51,567,221)          (120,410,363)
================================================================================================
TOTAL DISTRIBUTIONS                                        (54,221,583)          (120,410,363)
================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares in Connection
  with Rights Offering                                               --            107,975,588
Reinvestment of Distributions                                12,973,984             42,185,501
================================================================================================
NET INCREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                                    12,973,984            150,161,089
================================================================================================
TOTAL INCREASE IN NET ASSETS                                 11,614,217             91,767,344

NET ASSETS
Beginning of Period                                         678,030,178            586,262,834
================================================================================================
End of Period                                            $  689,644,395         $  678,030,178
================================================================================================

FUND SHARE TRANSACTIONS
Shares Issued in Connection with Rights Offering                     --              7,601,529
Shares Issued from Reinvestment of Distributions                947,871              2,343,639
================================================================================================
NET INCREASE IN FUND SHARES                                     947,871              9,945,168
================================================================================================

See Notes to Financial Statements

INVESCO NOTES TO FINANCIAL STATEMENTS --
INVESCO GLOBAL HEALTH SCIENCES FUND, INC.

UNAUDITED

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Global Health Sciences Fund (the "Fund") was organized as a Massachusetts Business Trust on November 18, 1991 and commenced investment operations on January 24, 1992. The investment objective of the Fund is to seek capital appreciation through investments in the health sciences related business sectors. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, closed-end management investment company.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on that exchange (generally, 4:00p.m. Eastern time) in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day and obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of trustees.

Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of trustees. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

If market quotations or pricing service valuations are not readily available, securities are valued at a fair value as determined in good faith under procedures established by the Fund's board of trustees. Restricted securities are valued in accordance with procedures established by the Fund's board of trustees.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex- dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. The receivable for securities sold is net of $814,000 collectibility allowance. Income and expenses on foreign securities are translated into U.S. dollars at rates of exchange prevailing when accrued. Discounts and premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

The Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

The Fund's use of short sell instruments may involve certain risks as a result of unanticipated movements in the market. Although the potential for gain is limited to the difference between the price at which the Fund sold the security short and the cost of borrowing the security, its potential for loss could be unlimited because there is no limit to the replacement cost of the borrowed security.

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security which the Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist. The Fund has demand registration rights for certain restricted securities held at April 30, 2000, which can be exercised upon the registration of a qualifying public offering by each company in the future. The Fund may incur registration costs associated with these public offerings. There is no assurance such offerings will occur.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

To the extent future capital gains are offset by capital loss carryovers, such gains will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes 2.5% of net asset value to its shareholders quarterly with an additional year-end distribution depending on the amount of the Fund's yearly net realized capital gains, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for market discounts, amortized premiums, foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards.

F. SHORT SALES -- Short sales are transactions in which the Fund sells a security it does not own in anticipation of an expected decline in the price of that security. The Fund is obligated to replace the borrowed security. A separate asset account is created for the proceeds retained by the broker, and an offsetting liability account is established until the short sale is closed. The liability account is marked-to-market to reflect the current value of the security sold short and is presented in the Statement of Assets and Liabilities.

At April 30, 2000, the Fund had outstanding short sells. Short sells are fully collateralized by other securities which are notated in the Statement of Investment Securities and such collateral is in the possession of the Fund's Custodian. The collateral is evaluated daily to ensure its market value exceeds the current value of the short sell.

G. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

H. CASH FLOWS -- The cash amount shown in the Statement of Cash Flows is the amount reported as cash in the Statement of Assets and Liabilities and represents cash on hand in its custodian bank and does not include any short-term investments at April 30, 2000.

I. EXPENSES -- Under an agreement between the Fund and the Fund's custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of 1.00% on the first $500 million of ending daily net assets and 0.90% on ending daily net assets in excess of $500 million.

In accordance with an Administrative Agreement, the Fund pays IFG a fee based on the annual rate of 0.10% on ending daily net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended April 30, 2000, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $873,572,656 and $944,603,254, respectively.

There were no purchases or sales of U.S. Government securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At April 30, 2000, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $111,226,664 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $48,932,881, resulting in net appreciation of $62,293,783.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES AND AFFILIATED COMPANIES. Certain of the Fund's officers and trustees are also officers and directors of IFG.

The Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent trustees of the Fund who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 50% of the sum of the retainer fee at the time of retirement plus the annual meeting fee.

Pension expenses for the six months ended April 30, 2000, included in Trustees' Fees and Expenses in the Statement of Operations were $22,835. Unfunded accrued pension costs of $0 and pension liability of $187,763 are included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities.

Certain independent trustees have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as trustees of the Fund. The deferred amounts may be invested in the shares of the Fund.

An affiliated company represents ownership by the Fund of at least 5% of the voting securities of the issuer during the period, as defined in the Act. A summary of the transactions during the six months ended April 30, 2000, in which the issuer was an affiliate of the Fund, is as follows:

                                                                                      REALIZED
                                       PURCHASES                SALES                  LOSS ON
                               ---------------------     -------------------        INVESTMENT         VALUE
AFFILIATE                      SHARES           COST     SHARES         COST        SECURITIES  AT 4/30/2000
--------------------------------------------------------------------------------------------------------------
AFx Inc
  Pfd, Series F Shrs               --             --         --           --                --  $  3,000,000
  Warrants (Exp 2001)--            --             --         --           --                --         1,000
Caresoft Inc
  Bridge Notes, 8.000%
   6/30/2000                2,800,000  $   2,800,000         --           --                --     2,800,000
  Pfd, Series A Shrs          273,010        986,249         --           --                --     2,936,919
  Pfd, Series B Shrs          119,320        507,079                                                 430,745
  Warrants (Exp 2000)               1              0         --           --                --           125
  Warrants (Exp 2004)              --             --         --           --                --            59
Clarus Medical Systems
  Pfd, Series I Shrs               --             --    106,664 $  2,000,000     $ (2,000,000)            --
  Pfd, Series II Shrs              --             --     77,239      386,196         (386,196)            --
  Warrants (Exp 2000)              --             --      2,224            0                 0            --
Ecogen Technologies I              --             --         --           --                --             1
Genomica Corp
  Pfd, Series A Shrs               --             --         --           --                --     3,735,112
  Pfd, Series B Shrs               --             --         --           --                --     2,849,797
  Pfd, Series C Shrs        3,333,333      5,000,000         --           --                --     5,000,000
  Warrants (Exp 2003)              --             --         --           --                --             0
GenoPlex Inc
  Pfd, Series A Shrs               --             --         --           --                --       610,521
  Warrants (Exp 2003)              --             --         --           --                --             0
Instrumentation Metrics
  Conv Pfd, Series C Shrs          --             --         --           --                --     5,057,500
Orchid Biosciences
  Conv Pfd, Series C Shrs          --             --         --           --                --     3,661,609
  Pfd, Series E Shrs          645,189      2,903,350         --           --                --     2,903,350
  Warrants (Exp 2004)              --             --         --           --                --       585,000
Physiome Sciences
  Pfd, Series B Shrs               --             --         --           --                --     1,499,998
Physiometrix Inc              370,370  $   3,999,996         --           --                --  $  5,249,995
Physiometric Inc
  Warrants (Exp TBA)          111,111              1         --           --                --             1
Xenometrix Inc                     --             --         --           --                --       230,300
==============================================================================================================
                                                                                                $ 40,552,032
==============================================================================================================

Interest income in the amount of $72,417 was received from Caresoft Inc, Bridge Notes, 8.000%, 6/30/2000 during the six months ended April 30, 2000.

Additional shares from stock splits were received by Caresoft Pfd Series A Shrs, Caresoft Pfd Series B Shrs, Orchid Biosciences Conv Pfd Series C Shrs and Orchid Biosciences Warrants in the amount of 813,551, 119,320, 363,241 and 90,000, respectively, during the six months ended April 30, 2000.

No dividend or interest income was received from any other affiliated companies.

FINANCIAL HIGHLIGHTS

INVESCO GLOBAL HEALTH SCIENCES FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                  SIX MONTHS
                                       ENDED
                                    APRIL 30                       YEAR ENDED OCTOBER 31
----------------------------------------------------------------------------------------------------------
                                        2000        1999        1998        1997        1996        1995
                                   UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning
  of Period                        $  17.960   $  21.080   $  21.250   $  22.230   $  18.506   $  12.378
==========================================================================================================
INCOME FROM INVESTMENT
  OPERATIONS(a)
Net Investment Loss                  (0.017)  (0.024)(b)       0.000     (0.071)     (0.097)     (0.107)
Net Gains on Securities
  (Both Realized and Unrealized)       1.301    0.989(b)       3.755       3.564       3.821       6.235
==========================================================================================================
TOTAL FROM INVESTMENT
  OPERATIONS                           1.284       0.965       3.755       3.493       3.724       6.128
==========================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment
  Income                               0.070       0.000       0.000       0.000       0.000       0.000
Distributions from Capital Gains       1.354       4.085       3.925       4.473       0.000       0.000
==========================================================================================================
TOTAL DISTRIBUTIONS                    1.424       4.085       3.925       4.473        0.00        0.00
==========================================================================================================
Net Asset Value--End of
  Period                           $  17.820   $  17.960   $  21.080  $   21.250   $  22.230   $  18.506
==========================================================================================================
Share Price--End of Period         $  15.563   $  16.375   $  19.500  $   17.313   $  17.000   $  14.750
==========================================================================================================

TOTAL RETURN(c)                     3.83%(d)       4.74%      40.29%      32.98%      15.25%      47.50%

RATIOS
Net Assets--End of Period
  ($000 Omitted)                   $ 689,644   $ 678,030   $ 586,263   $ 526,215   $ 455,842   $ 379,503
Ratio of Expenses to Average
  Net Assets                     0.58%(d)(e)    1.20%(e)    1.21%(e)    1.22%(e)       1.21%       1.33%
Ratio of Net Investment Loss
  to Average Net Assets           (0.09%)(d)     (0.13%)     (0.17%)     (0.15%)     (0.44%)     (0.72%)
Portfolio Turnover Rate              126%(d)        129%         87%        145%         91%        105%

(a) The per share information was computed using average shares for the year ended October 31, 1999.
(b) Per share data includes an additional 7,601,529 shares attributed to the Rights Offering at June 21, 1999.
(c) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales charges or brokerage commissions.
(d) Based on operations for the period shown and, accordingly, are not representative of a full year.
(e) Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.

OTHER INFORMATION

INVESCO GLOBAL HEALTH SCIENCES FUND
UNAUDITED

DIVIDENDS AND CAPITAL GAINS DISTRIBUTION HISTORY

                                              NET INVESTMENT          LONG-TERM          SHORT-TERM
                                                      INCOME      CAPITAL GAINS       CAPITAL GAINS
EX DATE                     PAYABLE DATE         (PER SHARE)        (PER SHARE)         (PER SHARE)
-----------------------------------------------------------------------------------------------------
December 24, 1992       January 15, 1993             $ 0.075                 --                  --
December 23, 1993       January 14, 1994             $ 0.200                 --                  --
November 29, 1996      December 23, 1996                  --            $3.8925             $0.5802
November 14, 1997      December 19, 1997                  --            $2.8470                  --
May 15, 1998                June 3, 1998                  --            $0.5389                  --
August 7, 1998           August 25, 1998                  --            $0.5389                  --
November 13, 1998      December 18, 1998                  --            $2.2689             $0.3615
February 5, 1999       February 24, 1999                  --            $0.3280             $0.1940
May 7, 1999                 May 26, 1999                  --                 --             $0.4850
August 6, 1999           August 24, 1999                  --            $0.4030             $0.0442
November 19, 1999      December 17, 1999             $0.0703            $0.8235             $0.0463
February 4, 2000       February 24, 2000                  --            $0.4845                  --
May 5, 2000                 May 24, 2000                  -             $0.4455                  --

DIVIDEND REINVESTMENT PLAN

Shareholders of the Fund who have Shares registered directly in their names automatically participate in the Fund's Dividend Reinvestment Plan (the "Plan"), unless and until an election is made to withdraw from the Plan as herein provided. State Street Bank and Trust Company (the "Agent"), acts as agent under the Plan on behalf of participating shareholders. Shareholders who do not wish to have distributions automatically reinvested should so notify the fund c/o State Street Bank and Trust Company, P.O. Box 366, Boston, Massachusetts 02101. Under the Plan, all of the Fund's dividends and capital gains and other distributions to shareholders will be reinvested in full and fractional Shares as described below. A shareholder who owns Shares registered in his/her broker's or nominee name, and whose broker does not provide facilities for a dividend reinvestment program, may be required to have his/her Shares registered in his/her own name in order to participate in the Plan. Shareholders wishing to participate in the Plan whose Shares are held in the name of a broker or nominee should consult their brokers as to how to accomplish dividend reinvestment.

Whenever the Fund declares an income dividend or a capital gain or other distribution (collectively, "Dividends") in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Shares. Whenever the Fund declares Dividends in additional unissued but authorized shares ("Newly Issued Shares") non-participants in the Plan will receive Newly Issued Shares and participants in the Plan will receive shares. In either instance, the Shares received by Plan participants will be acquired by the Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of Newly Issued Shares or (ii) by the purchase of outstanding Shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. Open-Market Purchases will be made only in the event that the Fund declares an income dividend or a capital gain or other distribution payable only in cash.

If on the payment date for a Dividend the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as "Market Premium"), the Agent will purchase from the Fund Newly IssuedShares on behalf of the participant at a price per share equal to the greater of the net asset value per share or 95% of the then current market price per share. This discount from the current market price reflects savings in underwriting and other costs which the Fund would otherwise incur to raise additional capital.

If on the payment date for a Dividend the net asset value per share is greater than the market price per share (such condition being referred to herein as "Market Discount"), the Agent will endeavor to invest the Dividend amount in shares acquired on behalf of the participant in Open-Market Purchases. In the event of a Market Discount on the payment date, the Agent will have up to 30 days after the payment date to invest the Dividend amount in Shares acquired in Open-Market Purchases.

Registered shareholders who acquire their Shares in open-market transactions and who do not wish to have their Dividends automatically reinvested should so notify the Fund in writing. If a shareholder has not previously elected to receive cash Dividends and the Agent does not receive notice of an election to receive cash Dividend prior to the record date of any Dividends, the Shareholder will automatically receive such Dividends in additional Shares.

Participants in the Plan may withdraw from the Plan by providing written notice to the Agent at least 30 days prior to the applicable Dividend payment date. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole Shares credited to his/her account under the Plan will, upon request, be issued. Whether or not a participant requests that certificates for whole Shares be issued, a cash payment will be made for any fraction of a Share credited to such account.

The Agent will maintain all shareholder accounts in the Plan and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. Each participant, nevertheless, has the right to receive certificates for whole Shares owned. The Agent will distribute all proxy solicitation materials to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, which hold Shares for others who are the beneficial owners participating in the Plan, the Agent will administer the Plan on the basis of the number of Shares certified from time to time by the shareholder as representing the total amount of Shares registered in the shareholders name and held for the account of beneficial owners participating in the Plan.

There will be no charge to participants for reinvesting Dividends other than their share of brokerage commissions as discussed below. The Agent's fees for administering the Plan and handling the reinvestment of Dividends will be paid by the Fund. Each participant's account will be charged a pro-rata share of brokerage commissions incurred with respect to the Agent's Open-Market Purchases in connection with the reinvestment of Dividends. Brokerage charges for purchasing small amounts of Shares for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Agent will be purchasing Shares for all the participants in blocks and prorating the lower commission that may be attainable.

The automatic reinvestment of Dividends will not relieve participants of any income tax which may be payable on such Dividends. In the case of non-U.S. participants whose Dividends are subject to United States income tax withholding and in the case of any participants subject to 30% federal backup withholding, the Agent will reinvest Dividends after deduction of the amount required to be withheld.

The Fund reserves the right to amend or terminate the Plan by written notice to participants. All correspondence concerning the Plan should be directed to the Agent at the address referred to in the first paragraph of this section.

ANNUAL SHAREHOLDER MEETING

The Fund's annual meeting of shareholders was held on May 10, 2000. Shareholders voted to re-elect John W. McIntyre and Charles W. Brady as Trustees and ratify the appointment of PricewaterhouseCoopers LLP as the Fund's independent accountants. The resulting vote count for each proposal is listed below:

1. Election of two Class C Trustees:

   John W. McIntyre                   Charles W. Brady
      For:              32,851,491.447     For:             32,781,415.041
      Withheld Authority:  478,125.858     Withheld Authority: 548,202.264

2. Ratification of appointment of PricewaterhouseCoopers LLP as the Fund's independent accountants:

      For:      32,898,014.115
      Against:     184,086.194
      Abstain:     247,516.996

In addition to Messrs. McIntyre and Brady, the following persons serve as Trustees of the Fund: Fred A. Deering and Larry Soll, Ph.D.

MISCELLANEOUS

For the six months ended April 30, 2000, there were no changes to the Fund's charter or by-laws and no material changes in the principal risk factors associated with investment in the Fund. There were no material changes in the Fund's investment objectives or policies other than adoption of the fixed distribution policy. The policy requires the Fund to make quarterly distributions at a rate of 2.5% of NAV -- 10% annually -- to Fund shareholders.

Mr. Schroer joined INVESCO Funds Group, Inc. ("IFG") in 1992 and became a Senior Vice President of IFG in 1996. In addition to Mr. Schroer's responsibilities as portfolio manager of the Fund, he also manages the INVESCO Sector Health
Sciences Fund. Mr. Schroer has been an officer of the INVESCO Global Health Sciences Fund since January 1996.

Mr. Schroer received his M.B.A. and B.S. degrees from the University of Wisconsin-Madison. He began his investment management career in 1990 with the Trust Company of the West as an investment analyst. He was eventually given additional responsibilities by the Trust Company of the West in Los Angeles as Assistant Vice President with analytical responsibilities in the health care industry. John is a Chartered Financial Analyst.

TRUSTEES AND OFFICERS

TRUSTEES
Mark H. Williamson
President & Chief Operating Officer
Chairman of the Board of Directors

Charles W. Brady
Trustee

Fred A. Deering
Trustee

John W. McIntyre
Trustee

Larry Soll, Ph.D.
Trustee

OFFICERS

John R. Schroer
Vice President

Glen A. Payne
Secretary

Ronald L. Grooms
Treasurer, Principal Financial
& Accounting Officer




For information about INVESCO Global Health Sciences Fund or current net asset values, please call toll-free, 1-800-528-8765, or visit our Web site at www.ghs.invesco.com

SHAREHOLDER INFORMATION

INVESTMENT ADVISOR
INVESCO Funds Group, Inc.
7800 East Union Avenue
Denver, Colorado 80237

ADMINISTRATOR
INVESCO Funds Group, Inc.
7800 East Union Avenue
Denver, Colorado 80237

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

SHAREHOLDER SERVICING AGENT
Boston Equiserve, Inc.
150 Royall Street
Mail Stop 45-02-62
Canton, Massachusetts 02021

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1670 Broadway, Suite 1000
Denver, Colorado 80202

COUNSEL
Kirkpatrick & Lockhart
1800 M Street, N.W.
South Lobby, 9th Floor
Washington, D.C. 20036


For questions on dividend reinvestment, please call toll-free, 1-800-426-5523

[GLOBAL HEALTH SCIENCES FUND ICON]

INVESCO GLOBAL HEALTH SCIENCES FUND
INVESCO Funds Group, Inc.
7800 East Union Avenue
Suite 1100
Denver, Colorado 80237